Restructuring and impairment charges	12 Months Ended
Dec. 31, 2024
Restructuring and impairment charges [Abstract]
Restructuring and impairment charges	Restructuring and impairment charges

	2024	2023
Impairment related to Europe EWP goodwill	70	—
Restructuring and impairment losses related to Canadian and U.S. lumber operations	28	128
Impairment loss related to Quesnel River Pulp mill and Slave Lake Pulp mill	4	20
Impairment loss (reversal) related to Hinton pulp mill	$(1)	$121
Impairment related to equity accounted investment	—	7
Other restructuring charges	2	3
	$102	$279
In the year ended December 31, 2024, we recorded restructuring and impairment charges of $102 million.
We recorded an impairment loss of $70 million in relation to Europe EWP goodwill during the year ended December 31, 2024. The impairment loss was driven primarily by an extension of the expected duration of the recovery to mid-cycle profitability and weaker macroeconomic conditions in the U.K. and Europe.
We recorded restructuring and impairment losses of $28 million associated with the permanent closures and indefinite curtailments of lumber mills to better align our capacity with expected future demand. This included restructuring and impairment charges of $8 million associated with the permanent closure of our Fraser Lake lumber mill, $17 million related to the indefinite curtailment of our lumber mill in Lake Butler, Florida, and $3 million related to the permanent closure of our lumber mill in Maxville, Florida and the indefinite curtailment of operations at our lumber mill in Huttig, Arkansas.
We recorded an impairment loss of $4 million in relation to the sale of the Quesnel River Pulp mill and Slave Lake Pulp mill. In addition, we recorded an impairment reversal of $1 million in relation to the sale of the Hinton pulp mill (see note 6).